UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549-1004
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 4, 2016
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GENERAL MOTORS COMPANY
(Exact Name of Registrant as Specified in its Charter)
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DELAWARE (State or other jurisdiction of incorporation)	001-34960 (Commission File Number)	27-0756180 (I.R.S. Employer Identification No.)
300 Renaissance Center, Detroit, Michigan (Address of Principal Executive Offices)	48265-3000 (Zip Code)

(313) 556-5000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

On January 4, 2016 General Motors Company (“GM”) and Lyft Inc. (“Lyft”) announced that they had entered into a long-term strategic alliance. Under the terms of the alliance, GM will invest $500 million in Lyft and hold a seat on Lyft’s board of directors. In addition GM and Lyft plan to jointly develop an integrated network of on-demand autonomous vehicles in the U.S. and GM will become a preferred provider of short-term use vehicles to Lyft drivers through rental hubs in various cities in the U.S. A copy of the related press release is attached hereto as Exhibit 99.1.

Forward-Looking Statements
In this Form 8-K and the attached press release, our use of the words “plans,” “goals,” “expect,” “anticipate,” “possible,” “target,” “believe,” “commit,” “intend,” “continue,” “may,” “would,” “could,” “should,” “project,” “appears,” “potential,” “projected,” “on track,” “upside,” “positioned,” “outlook” or similar expressions is intended to identify forward-looking statements that represent our current judgment about possible future events. We believe these judgments are reasonable, but these statements are not guarantees of any events or financial results, and our actual results may differ materially due to a variety of important factors. Among other items, such factors may include: our ability to accurately assess estimates related to the above referenced contingencies; our ability to realize production efficiencies and to achieve reductions in costs as a result of our restructuring initiatives and labor modifications; our ability to maintain quality control over our vehicles and avoid material vehicle recalls and the cost and effect on our reputation of product recalls; our ability to maintain adequate financing sources, including as required to fund our planned significant investment in new technology; the ability of our suppliers to timely deliver parts, components and systems; our ability to realize successful vehicle applications of new technology; overall strength and stability of our markets, particularly outside of North America and China; our ability to comply with the terms of the Deferred Prosecution Agreement, which we entered into with the United States Attorney's Office for the Southern District of New York; costs and risks associated with litigation and government investigations including those related to our various recalls; our ability to remain competitive and our ability to continue to attract new customers, particularly for our new products. GM’s most recent reports on Form 10-K and Form 10-Q provide information about these and other factors, which we may revise or supplement in future reports to the Securities and Exchange Commission.

ITEM 9.01 Financial Statements and Exhibits

EXHIBIT

Exhibit	Description	Method of Filing

Exhibit 99.1	Press Release Dated January 4, 2016	Attached as Exhibit

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY (Registrant)
/s/ JILL E. SUTTON
Date: January 4, 2016	By:	Jill E. Sutton Deputy General Counsel & Corporate Secretary